UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 20, 2017

(Exact name of registrant as specified in its charter)

Delaware	001-35655	27-1454759
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

4725 Piedmont Row Drive, Suite 110
Charlotte, North Carolina 28210
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (704) 554-5901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations And Financial Condition.

On July 20, 2017, Capital Bank Financial Corp. (the “Company”) issued a press release announcing its financial results for the second quarter of 2017.  A copy of the press release is furnished as Exhibit 99.1 herewith and is incorporated herein by reference.

Item 8.01    Other Events.
Filed as Exhibit 99.1 is a copy of the Company's earnings release for the quarter ended June 30, 2017, which is scheduled to be released July 20, 2017.

Important Other Information
In connection with the proposed transaction, First Horizon has filed with the SEC a Registration Statement on Form S-4 (No. 333-219052) that includes a preliminary Joint Proxy Statement of First Horizon and Capital Bank and a preliminary Prospectus of First Horizon, as well as other relevant documents concerning the proposed transaction. First Horizon will file a definitive Joint Proxy Statement/ Prospectus under the Registration Statement in the future, along with certain additional documents concerning the proposed transaction. The proposed transaction involving First Horizon and Capital Bank will be submitted to First Horizon’s shareholders and Capital Bank’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF FIRST HORIZON AND CAPITAL BANK ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about First Horizon and Capital Bank, without charge, at the SEC’s website (http://www.sec.gov). Copies of the definitive joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Clyde A. Billings, Jr., First Horizon National Corporation, 165 Madison, 8th Floor, Memphis, TN 38103, telephone 901.523.5679, or Capital Bank Financial Corp., Attention: Secretary, 4725 Piedmont Row Drive, Suite 110, Charlotte, NC 28210.

Participants in the Solicitation
First Horizon, Capital Bank, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding First Horizon’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 13, 2017, and certain of its Current Reports on Form 8-K. Information regarding Capital Bank’s directors and executive officers is available in its definitive proxy statement, which was filed with SEC on April 28, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document, when it becomes available, may be obtained as described in the preceding paragraph.

Item 9.01    Financial Statements and Exhibits.
(d)        Exhibits

Exhibit 99.1    Press Release of Capital Bank Financial Corp. dated July 20, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK FINANCIAL CORP. (Registrant)

Date: July 20, 2017	By:	/s/ Christopher G. Marshall
Christopher G. Marshall Chief Financial Officer

Exhibit Index

Exhibit 99.1    Press Release of Capital Bank Financial Corp. dated July 20, 2017.